Exh. 99.1

New Veradigm Leadership Provides Outlook on Business and

Strategy, and Refreshed Financial Estimates for Fiscal 2023

CHICAGO – January 10, 2024 – The new leadership team at Veradigm Inc. (NASDAQ: MDRX),a leading provider of healthcare data and technology solutions, has provided refreshed estimated, unaudited ranges of financial information for fiscal 2023. Dr. Shih-Yin Ho, Interim CEO, and Lee Westerfield, Interim CFO, will discuss Veradigm’s mission, business and operations, and innovation strategy, as well as its estimated financial information for fiscal 2023, at the J.P. Morgan Healthcare Conference on Wednesday, January 10, 2024 at 11:15 AM PST.

Management currently estimates the following unaudited ranges of financial information for fiscal 2023:

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Revenue on a GAAP basis is estimated between $608 million and $622 million. Estimated revenue includes a favorable customer litigation settlement, contributing approximately $16 million on a GAAP basis that reflects services provided over prior years.
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Adjusted EBITDA(1) is estimated between $122 million and $135 million. Such range, now excludes approximately $16 million favorable customer litigation settlement and certain other legal settlements that were previously included in prior Adjusted EBITDA guidance as of September 18, 2023.
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GAAP Net Income from continuing operations is estimated between $49 million and $58 million.
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Non-GAAP diluted earnings per share(1) is estimated between $0.79 and $0.88. GAAP diluted earnings per share is estimated between $0.39 and $0.46.
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Net Cash is estimated to exceed $232 million as of December 31, 2023, comprised of Cash and cash equivalents, which is expected to exceed $440 million, and Debt of $208 million that consists solely of the principal amount of the 2019 convertible notes; our senior secured credit facility remains undrawn.

(1) Please refer to the “Explanation of Non-GAAP Financial Measures” section.

“The state of Veradigm is fundamentally healthy. Its financials rest on a solid foundation that is evident in its net cash position and its high-quality mix of recurring subscription revenue. We believe our fiscal health enables us to invest in strategic opportunities for growth, product initiatives for margin expansion, and share repurchases for returns to shareholders – all in all, fulfilling our mission to address unmet client needs for healthtech and to elevate ROI and shareholder value.

“Along with our CEO Dr. Shih-Yin Ho and President & Chief Commercial Officer Tom Langan, I see a team committed to driving accelerated growth, delivering products that our customers value. I lead a finance and accounting team of professionals, and we are committed to fostering a robust financial controls environment, and striving to report timely and useful financials to shareholders.

“Our estimated financial information that we announced today reflects a renewal of those commitments. We look forward to sharing more about our financial position and long-term strategy,” said Lee Westerfield, Interim Chief Financial Officer.

The J.P Morgan Healthcare Conference webcast and presentation will be available in the investor section of the company's website at investor.veradigm.com

Table 1
Veradigm Inc.
Bridge of Guidance issued September 18, 2023 to Estimated Range issued January 10, 2024
(In millions, except earnings per share)
(Unaudited)

	Guidance issued September 18, 2023	Variance	Estimated Range January 10, 2024

Revenue (a)	$615 - $635	($7) - ($13)	$608 - $622

Adjusted EBITDA (b)	$160 - $170	($35) - ($38)	$122 - $135

Non-GAAP Earnings per share (c)	$0.80 - $0.90	($0.01) - ($0.02)	$0.79 - $0.88

(a) Revenue variance reflects provider segment revenue shortfall. Estimated Range of revenue, on a GAAP basis, includes a favorable customer litigation settlement contributing approximately $16 million that reflects services provided over prior years.

(b) Adjusted EBITDA variance reflects Revenue variance, certain favorable and unfavorable legal settlements, including the customer litigation settlement described above, and additional personnel expense accruals. The $16 million favorable customer litigation settlement and certain other legal settlements were previously reflected in the Company’s Adjusted EBITDA guidance issued on September 18, 2023. The Company’s exclusion of these items from its estimated range of Adjusted EBITDA is a change in the Company’s policy regarding the presentation of this measure.

(c) Non-GAAP Earnings per share variance reflects Revenue and Adjusted EBITDA variances, favorable upside in other income and interest income.

Table 2
Veradigm Inc.
Reconciliation of Non-GAAP Financial Information - Estimated Adjusted EBITDA Range
(In millions)
(Unaudited)

	Estimated Low End	Estimated High End
GAAP Net Income from Continuing Operations	$49	$58
Plus:
Interest (income)/expense, net	($17)	($17)
Other (income)/expense	($13)	($13)
Depreciation and amortization	$49	$49
Income tax (benefit)/provision	$16	$19
Stock-based compensation expense	$14	$14
Transaction and other	$25	$26
Adjusted EBITDA	$122	$135

Table 3
Veradigm Inc.
Reconciliation of Non-GAAP Financial Information - Estimated Non-GAAP Earnings Per Share Range
(In millions, except earnings per share)
(Unaudited)

	Estimated Low End	Estimated High End
GAAP Net Income from Continuing Operations	$49	$58
Plus:
Tax rate alignment	($11)	($11)
Acquisition-related amortization	$14	$14
Stock-based compensation expense	$14	$14
Transaction and other	$19	$20
Non-GAAP Net Income	$86	$96

Non-GAAP effective tax rate	24%	24%

Weighted shares outstanding - diluted	124.7	124.7
Less the net effect of convertible notes and note hedges	(15.6)	(15.6)
Non-GAAP Weighted shares outstanding - diluted	109.1	109.1

Net Income (loss) per share - diluted	$0.39	$0.46
Non-GAAP Net Income (loss) per share - diluted	$0.79	$0.88

About Veradigm®

Veradigm is a healthcare technology company that drives value through its unique combination of platforms, data, expertise, connectivity, and scale. The Veradigm Network features a dynamic community of solutions and partners providing advanced insights, technology, and data-driven solutions for the healthcare provider, payer, and biopharma markets. For more information about how Veradigm is fulfilling its mission of Transforming Health, Insightfully, visit www.veradigm.com, or find Veradigm on LinkedIn, Facebook, Twitter, and YouTube.

For more information contact:

Investors:

Jenny Gelinas

312-506-1237

jenny.gelinas@veradigm.com

Media:

Concetta Rasiarmos

312-447-2466

concetta.rasiarmos@veradigm.com

© 2024 Veradigm Inc. and/or its affiliates. All Rights Reserved.

Disclaimer and Forward-Looking Statement Information

The estimated financial results contained in this press release are preliminary, and final results for fiscal year 2023 may change. These preliminary results are based upon our estimates and are subject to completion of our financial closing procedures. In addition, these preliminary results have not been audited by our independent registered public accounting firm. This summary of recent results is not a comprehensive statement of our financial results for fiscal 2023.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s strategic priorities, growth opportunities and commitments. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements, in addition to the risks identified in the Form 8-K accompanying this press release, include, but are not limited to, a further material delay in the Company’s financial reporting or ability to hold an annual meeting of shareholders, including as a result of the recently-announced leadership changes, an inability to timely prepare restated financial statements, unanticipated factors or factors that the Company currently believes will not cause delay, the impacts of the previously disclosed, ongoing independent investigation by the Audit Committee of the Board of Directors of the Company that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments, the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the Company being delisted if the Company is unable to regain compliance with Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5620(a) or meet any of the interim milestones imposed by the Nasdaq Hearings Panel (the “Panel”) in its decision, the possibility that the Company subsequently fails to remain in compliance with Nasdaq Listing Rule 5250(c)(1) or Nasdaq Listing Rule 5620(a) or experiences violations of additional Nasdaq Listing Rules, the possibility that the Nasdaq Listing and Hearing Review Council reviews the Panel’s decision or that the Panel revises its decision in light of the Company’s failure to hold an annual meeting in the time period required by Nasdaq Listing Rule 5620(a) and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Explanation of Non-GAAP Financial Measures

Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents Adjusted EBITDA and non-GAAP diluted earnings per share, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of these non-GAAP financial measures are presented below:

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Adjusted EBITDA is a non-GAAP financial measure and consists of GAAP net income/(loss) from continuing operations, and adjusts for: interest (income)/expense,net; other (income)/expense; depreciation and amortization; stock-based compensation expense; and transaction and other costs. Reconciliation to GAAP net income/(loss) from operations are found in Table 2 within this press release.
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Non-GAAP diluted earnings per share consist of non-GAAP net income, as defined below, divided by non-GAAP diluted weighted shares outstanding, as defined below, during the applicable period.
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Non-GAAP net income attributable to Veradigm Inc. consists of GAAP net income/(loss) from continuing operations and adds back acquisition-related amortization; stock-based compensation expense; and transaction and other costs. Non-GAAP net income measure would also include a GAAP to non-GAAP tax rate alignment adjustment.
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Non-GAAP diluted weighted shares outstanding consists of diluted weighted shares outstanding, as reported, less the dilutive impact of 0.875% convertible notes due to the intent to settle the principal in cash and shares to be delivered at settlement by the convertible note hedge.

Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. Veradigm excludes acquisition-related amortization expense from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods because of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods.

Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Veradigm excludes stock-based compensation expense from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods.

Transaction and Other Costs. Transaction and other costs relate to certain favorable and unfavorable legal settlements, investigations, restatement-related accounting and legal advisory services and other charges incurred in connection with activities that are considered not reflective of our core business. Veradigm excludes transaction and other costs, in whole or in part, from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods.

Non-Cash Charges to Interest Expense and Other. Non-cash charges to interest expense include the amortization of the fair value of the conversion option embedded in the 0.875% convertible notes issued by Veradigm during the fourth quarter of 2019. Other includes certain other income and expense and impairments on long-term investments.

Tax Rate Alignment. Tax rate alignment aligns the applicable period’s effective tax rate to the expected annual non-GAAP effective tax rate.

Management also believes that non-GAAP diluted earnings per share and Adjusted EBITDA provide useful supplemental information to management and investors regarding the underlying performance of Veradigm’s business operations. Acquisition-related amortization, stock-based compensation expense and transaction and other costs recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein.

Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP diluted earnings per share and Adjusted EBITDA to measure achievement under Veradigm’s stock and cash incentive compensation plans. Note, however, that non-GAAP diluted earnings per share and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm’s results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within this press release.

As noted above, the estimated non-GAAP financial measures and GAAP financial measures in this press release are preliminary, and final results for fiscal year 2023 may change. These preliminary results are based upon our estimates and are subject to completion of our financial closing procedures. In addition, these preliminary results have not been audited by our independent registered public accounting firm. This summary of recent results is not a comprehensive statement of our financial results for fiscal 2023.